UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-10026                    14-0462060
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 (State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

                                (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                               (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2008, the Directors approved certain changes to the Company's Corporate Governance Guidelines relating to director compensation, which became effective immediately. An excerpt from the Guidelines, as revised, is being filed as an exhibit.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is being furnished herewith:
         10(o)(ix)    Excerpt from the Registrant's Corporate Governance
                      Guidelines describing director compensation.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALBANY INTERNATIONAL CORP.

                                         By: /s/ Michael C. Nahl
                                             -------------------

                                         Name: Michael C. Nahl
                                         Title: Executive Vice President and
                                         Chief Financial Officer

Date:   May 14, 2008

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

10(o)(ix)         Excerpt from Corporate Governance Guidelines describing
                  director compensation